Prepaid and Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
PREPAID AND OTHER CURRENT ASSETS [Abstract]
Matching loans to related parties (Note 27)	$ 385,782	$ 347,226
Loans between Changyou and Sohu (Note 27)	80,326	72,281
Loans to third parties	28,544	25,494
Due from 7Road	5,344	12,509
Prepaid cost of revenue	12,579	8,535
Rental deposits	7,402	6,367
Prepaid tax	1,440	4,410
Others	6,668	8,173
Total	$ 528,085	$ 484,995